EXHIBIT INDEX



Exhibit
Number    Description
------    -----------

  99      BankAmerica Corporation press release dated
          April 16, 1997 titled "BankAmerica First Quarter
          Earnings."



































4063959

                                                                  Exhibit 99

[BANKAMERICA CORPORATION LOGO APPEARS HERE]                             News

                                                                 For release:








Contact:    Peter Magnani
            (415) 953-2418


                 BANKAMERICA FIRST QUARTER EARNINGS

    SAN FRANCISCO, April 16, 1997 -- BankAmerica Corporation (BAC) today reported first-quarter 1997 earnings per share and net income of $2.05 and $780 million, respectively, up from $1.79 and $720 million for the same period a year ago. The return on average common equity for the first quarter of 1997 was 16.50 percent, an increase of 131 basis points from the same period a year ago.

    "We are pleased with our first-quarter results, particularly with the improvement in the return on average common equity," David A. Coulter, Chairman and Chief Executive Officer, said. "We continue to focus on the fundamentals, including effective operating leverage, prudent risk management, and disciplined capital management." Coulter cited the following first-quarter activities as examples of continuing progress in the corporation's efforts toward strategic management of capital:

      o The establishment of a relationship with D.E. Shaw which significantly increases BAC's ability to offer equity-related products to its customers;

      o The announcement of the intention to sell its consumer finance business, Security Pacific Financial Services;

      o The sale of $3.3 billion of residential first mortgages;


                                    - more -

      o The extension of the stock repurchase program authorizing the repurchase of an additional $3 billion of common stock and the redemption of an additional $1 billion of preferred stock by the end of 1998;

      o The redemption of Series H and Series K preferred stock; and

      o A 13 percent increase in the quarterly dividend on common stock.

FINANCIAL HIGHLIGHTS:

      o Net interest income was up $28 million from the first quarter of 1996. BAC's net interest margin for the first quarter of 1997 was
        4.16 percent, down 20 basis points from the comparable period a year ago, but up 3 basis points from the previous quarter. Excluding the effects of the credit card securitizations during the second half of 1996, net interest income for the first quarter of 1997 would have increased $63 million from the first quarter of 1996 and the net interest margin would have been 4.20 percent.

      o Noninterest income increased $111 million, or 9 percent, from the first quarter of 1996. Excluding the effect of a $50 million pre-tax gain associated with the sale of certain components of BAC's Institutional Trust and Securities Services business during the first quarter of 1996, noninterest income would have increased $161 million, or 13 percent, from the first quarter of 1996. The first-quarter 1997 amounts included growth in other fees and commissions of $55 million, primarily due to higher loan servicing fees. In addition, the net gain on sales of
        loans,  primarily  residential  first  mortgages,   rose  $33  million.
        Furthermore, there were increases of $23 million in both trading income and income from equity investments in affiliates and joint ventures from the comparable quarter last year.

      o Noninterest expense was $2,033 million, up $20 million from the first quarter of 1996, primarily due to payments on trust preferred securities. Without these payments, noninterest expense would have been $1,998 million, a decrease of $15 million from the first quarter of 1996.
                             - Page 2 -

     o The provision for credit losses was $220 million, up $40 million from the first quarter of 1996, but unchanged from the previous quarter. Net credit losses were $204 million for the first quarter of 1997, a decline of $35 million, or 15 percent, from the first quarter of 1996.

      o Nonaccrual assets were $1,030 million at March 31, 1997, a decrease of $88 million, or 8 percent, from their December 31, 1996 level.

      o In connection with BAC's ongoing efforts to effectively manage capital, BAC repurchased 4.3 million shares of its common stock during the first quarter of 1997 at an average per-share price of $110.48, which reduced stockholders' equity by $475 million. These shares were repurchased on the open market over 47 trading days and represented approximately
        6 percent of the total volume of BAC common stock traded on those days. Remaining buyback authority for common stock under the current repurchase program totaled $3.3 billion at March 31, 1997.

      o On January 15, 1997, BAC redeemed all outstanding shares of its 9% Cumulative Preferred Stock, Series H, which reduced stockholders' equity by $281 million. In addition, on February 15, 1997, BAC redeemed all outstanding shares of its 8 3/8% Cumulative Preferred Stock, Series K, which reduced stockholders' equity by $365 million.

                          (end of text, tables follow)


      Look for quarterly earnings on BankAmerica's home page on the Internet
                          @http://www.BankAmerica.com@












                                    - Page 3 -

                   BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS


                                TABLE 1
                 SUMMARY OF RESULTS AND STATISTICAL DATA

                                           First    Fourth      First
     (dollar amounts in millions,        Quarter   Quarter    Quarter
     except per share data)                 1997      1996       1996
                                         -------   -------    -------

 1   Net income                            $ 780     $ 747      $ 720
 2   Earnings per common and common
       equivalent share                     2.05      1.93       1.79
 3   Earnings per common share --
       assuming full dilution               2.05      1.92       1.79

     Rate of return (based
       on net income) on:
 4     Average common equity               16.50%    15.24%     15.19%
 5     Average total assets                 1.25      1.21       1.22
 6   Net interest margin/a/                 4.16      4.13       4.36

 7   Full-time-equivalent staff
       at period end (in thousands)         77.3      78.0       78.7
 8   Employees at period
       end (in thousands)                   91.9      92.1       94.1
--------------------------------------------------------------------------------

/a/The net interest margin is computed on a tax-equivalent basis. The taxable-equivalent basis adjustments to net interest income were $6 million, $6 million, and $5 million for the first quarter of 1997, the fourth quarter of 1996, and the first quarter of 1996, respectively.


================================================================================


                                TABLE 2
                 SUMMARY OF RESULTS EXCLUDING THE EFFECTS
                        OF AMORTIZATION OF INTANGIBLES/a/

                                           First    Fourth      First
   (dollar amounts in millions,          Quarter   Quarter    Quarter
   except per share data)                   1997      1996       1996
                                         -------   -------    -------

 1 Net income                             $  844    $  815     $  789
 2 Cash earnings per common
      and common equivalent share           2.23      2.11       1.98
 3 Rate of return on average
      common equity                        17.92%    16.71%     16.76%
--------------------------------------------------------------------------------

/a/For purposes of this table, amortization amounts are related to those intangibles that are deducted from Tier 1 capital under regulatory guidelines. These amortization amounts were excluded from BAC's results and totaled $64 million, $68 million, and $69 million for the first quarter of 1997, the fourth quarter of 1996, and the first quarter of 1996, respectively.

                 BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                               TABLE 3
                      TIER 1 CAPITAL GENERATION

                                                        First Quarter
                                                  -------------------
   (in millions)                                     1997        1996
                                                  -------     -------

    Generation:
 1    Net income                                   $  780       $ 720
 2    Amortization of intangibles                      64          69
 3    Common stock issuances and other                 97          67
 4    Minority interest/a/                            398           -
                                                   ------       -----
 5      Total generation                            1,339         856

    Applications:
 6    Common stock dividends                         (216)       (198)
 7    Preferred stock dividends                       (34)        (53)
 8    Common stock repurchased                       (475)       (316)
 9    Preferred stock repurchased                    (365)       (218)
                                                   ------       -----
10      Total applications                         (1,090)       (785)

11    Capital attributed to growth
        in risk-weighted assets                      (102)/b/     (35)

12      Net capital generated                      $  147       $  36
                                                   ======       =====
--------------------------------------------------------------------------------

/a/Represents $396 million of trust preferred securities and $2 million related to BA Merchant Services, Inc.
/b/Amount is preliminary.

                 BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                     TABLE 4
                             STOCK AND CAPITAL DATA


   (dollar amounts in millions,         March 31      Dec. 31   March 31
   except per share data)                   1997         1996       1996
                                        --------      -------   --------

 1 Book value per common share          $  52.51     $  51.99   $  48.74
 2 Common stock cash dividends
      for the quarter ended                  216          193        198
 3 Preferred stock cash dividends
      for the quarter ended                   34           44         53
 4 Number of common shares
      outstanding (in thousands)         352,354      355,267    364,082
 5 Average number of common and
      common equivalent shares
      outstanding for the quarter
      ended (in thousands)               363,400      365,511    372,385
 6 Average number of common
      shares outstanding -- assuming
      full dilution for the quarter
      ended (in thousands)               363,400      366,208    373,548
 7 Common equity to total assets            7.40%        7.37%      7.58%
 8 Total risk-based capital ratio          11.88/a/     11.79      11.48
 9 Tier 1 risk-based capital ratio          7.84/a/      7.77       7.30
10 Total risk-based capital             $ 26,248/a/  $ 25,880   $ 23,465
11 Risk-weighted assets                  220,876/a/   219,483    204,480
12 Tier 1 risk-based capital              17,319/a/    17,044     14,928
--------------------------------------------------------------------------------

/a/Amounts are preliminary.


================================================================================

                                  TABLE 5
                  SELECTED AVERAGE BALANCE SHEET COMPONENTS

                                           First    Fourth      First
                                         Quarter   Quarter    Quarter
   (in millions)                            1997      1996       1996
                                        --------  --------   --------

 1 Available-for-sale securities        $ 11,595  $ 11,763  $ 11,419
 2 Held-to-maturity securities             4,108     4,160     4,612
 3 Loans                                 165,478   161,545   154,929
 4 Earning assets                        210,560   206,315   197,712
 5 Total assets                          252,105   245,477   237,083
 6 Deposits                              166,491   162,813   159,543
 7 Interest-bearing liabilities          173,157   170,046   163,842
 8 Common equity                          18,324    18,374    17,665
 9 Total equity                           20,140    20,616    20,281

                BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                     TABLE 6
                                BUSINESS SECTORS

                                                   First Quarter 1997/a/
                              -----------------------------------------
   (dollar amounts                                      Return
   in billions except                Average   Average      on  Expense
   for net income, which         Net   Total    Total   Common       to
   is in millions)            Income  Assets  Deposits  Equity  Revenue/b/
                              ------  ------  --------  ------  -------

 1 U.S. Corporate and
      international banking     $292    $101      $ 48   19.13%   50.81%
 2 Consumer banking              292      95        97   13.38    56.64
 3 Middle-market banking          88      24         8   17.48    46.76
 4 Commercial real estate         75      10         2   34.27    27.22
 5 Wealth management              24       6         7   16.20    69.64
 6 All other                       9      16         4     NM      NM
                                ----    ----      ----

 7    Total                     $780    $252      $166   16.50%   53.53%
                                ====    ====      ====

                                                     First Quarter 1996/a/
                              -----------------------------------------
                                                        Return
                                     Average   Average      on  Expense
                                 Net   Total     Total  Common       to
                              Income  Assets  Deposits  Equity  Revenue/b/
                              ------ -------  --------  ------  -------

 1 U.S. Corporate and
      international banking     $263    $ 92      $ 44   17.68%   52.58%
 2 Consumer banking              260      91        95   11.99    60.11
 3 Middle-market banking          69      22         7   13.38    48.89
 4 Commercial real estate         62      10         2   23.92    29.50
 5 Wealth management              17       5         7   10.43    76.94
 6 All other                      49      17         5     NM      NM
                                ----    ----      ----

 7    Total                     $720    $237      $160   15.19%   55.83%
                                ====    ====      ====
--------------------------------------------------------------------------------

/a/Amounts are preliminary. For comparability purposes, both 1997 and 1996 amounts reflect BAC's business-sector allocation methodologies at March 31, 1997.
/b/Excludes net other real estate owned expense,  amortization  of intangibles, and payments related to trust preferred securities.
NM - Not meaningful.

                    BANKAMERICA CORPORATION AND SUBSIDIARIES
                            FINANCIAL HIGHLIGHTS

                                   TABLE 7
                            TRADING-RELATED INCOME

                                           First      Fourth      First
                                         Quarter     Quarter    Quarter
   (in millions)                            1997/a/     1996       1996
                                         -------     -------    -------
   Trading income:
 1   Interest rate                          $ 12        $ 19       $ 12
 2   Foreign exchange                         92          64         98
 3   Debt instruments                         84          51         55
                                            ----        ----       ----
 4      Total trading income                $188        $134       $165
                                            ====        ====       ====

   Other trading-related income/b/:
 5   Interest rate                          $ 10         $13       $  6
 6   Foreign exchange                          4           3          6
 7   Debt instruments                         59          53         44
                                            ----        ----       ----
 8      Total other trading-related
          income                            $ 73        $ 69       $ 56
                                            ====        ====       ====
--------------------------------------------------------------------------------

/a/Detailed breakouts of total amounts are preliminary.
/b/Primarily includes the net interest revenue and expense associated with these contracts.

                  BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                     TABLE 8
                      IMPACT OF CREDIT CARD SECURITIZATION

                                                     First Quarter 1997/a/
                           --------------------------------------------
                                   Before
    (dollar amounts           Credit Card      Credit Card
    in millions)           Securitization   Securitization     Reported
                           --------------   --------------     --------

   Operating Results:
 1 Net interest income           $  2,209          $   (35)    $  2,174
 2 Credit card fees                    93               (6)          87
 3 Other noninterest income         1,267               31 /b/    1,298
                                 --------          -------     --------
 4    Total revenue                 3,569              (10)       3,559
 5 Noninterest expense              2,033                -        2,033
                                 --------          -------     --------
 6    Income before provision
        for credit losses and
        income taxes                1,536              (10)       1,526
 7 Provision for credit
      losses                          243              (23)/c/      220
                                 --------          -------     --------
 8    Income before income
        taxes                    $  1,293          $    13     $  1,306
                                 ========          =======     ========

 9 Net interest margin               4.20%           (0.04)%       4.16%

   Balance Sheet Data at
      Period End:
10 Credit card loans
      outstanding                $  9,836          $(1,471)    $  8,365
11 Total assets                   251,375           (1,471)     249,904

   Average Balance
      Sheet Data:
12 Credit card loans                9,870           (1,471)       8,399
13 Earning assets                 212,031           (1,471)     210,560
14 Total assets                   253,576           (1,471)     252,105

15 Net credit losses - credit
      card portfolio                  138              (23)         115

   Selected Financial Ratios:
16 Annualized ratio of net
      credit losses on credit
      card loans to average credit
      card loans outstanding         5.69%           (0.12)%       5.57%
17 Delinquent credit card
      loan ratio/d/                  2.60            (0.02)        2.58
--------------------------------------------------------------------------------

/a/Includes the impact of credit card  securitizations  in 1996.  There were no credit card securitizations during the first quarter of 1997. /b/Includes $13 million associated with the adoption of Statement of
   Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," as amended.
/c/Represents the investors' share of charge-offs.
/d/60 days or more past due.

                  BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS


                                     TABLE 9
                                LOAN OUTSTANDINGS

                                        March 31   Dec. 31   March 31
   (in millions)                            1997      1996       1996
                                        --------  --------   --------

    DOMESTIC
    Consumer:
 1    Residential first mortgages       $ 35,881  $ 37,459   $ 37,701
 2    Residential junior mortgages        14,857    14,743     13,889
 3    Other installment                   17,863    16,979     14,682
 4    Credit card                          8,365/a/  8,707/a/   8,919
 5    Other individual lines of credit     1,939     1,948      1,845
 6    Other                                  391       401        304
                                        --------  --------   --------
 7      Total consumer                    79,296    80,237     77,340

   Commercial:
 8    Commercial and industrial           34,554    33,404     32,193
 9    Loans secured by real estate        12,445    12,488     11,052
10    Financial institutions               3,232     3,109      2,705
11    Lease financing                      2,790     2,542      1,941
12    Loans for purchasing or carrying
        securities                         2,447     1,941      1,402
13    Construction and development
        loans secured by real estate       2,261     2,252      3,107
14    Agricultural                         1,475     1,696      1,585
15    Other                                1,450     1,270      1,211
                                        --------  --------   --------
16      Total commercial                  60,654    58,702     55,196
                                        --------  --------   --------
17        Total domestic loans           139,950   138,939    132,536

   FOREIGN
18 Commercial and industrial              17,540    16,394     15,183
19 Banks and other financial
      institutions                         3,526     3,958      2,916
20 Governments and official
      institutions                         1,008       970      1,334
21 Other                                   5,314     5,154      4,186
                                        --------  --------   --------
22    Total foreign loans                 27,388    26,476     23,619
                                        --------  --------   --------

23      Total Loans                     $167,338  $165,415   $156,155
                                        ========  ========   ========
--------------------------------------------------------------------------------

/a/Excludes securitized credit card receivables of $1,471 million at December 31, 1996. There were no credit card securitizations during the first quarter of 1997.

                BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                    TABLE 10
                          SELECTED CREDIT QUALITY DATA

                                        March 31   Dec. 31   March 31
  (dollar amounts in millions)              1997      1996       1996
                                        --------  --------   --------
   Nonaccrual assets:
 1    Commercial and industrial           $  276    $  289     $  515
 2    Commercial loans secured by real
        estate                               147       206        251
 3   Construction and development
       loans secured by real estate          104        95        417
 4   Consumer                                409       415/a/     373
 5   Foreign                                  94       113        141
                                          ------    ------     ------
 6       Total nonaccrual assets          $1,030    $1,118     $1,697
                                          ======    ======     ======

 7 Restructured loans                     $  295    $  302     $   91
 8 Loans past due 90 days or more
     and still accruing interest/b/          218       235/a/     360
 9 Other real estate owned                   281       353        492
10 Allowance for credit losses to
     total loans                            2.11%     2.13%      2.24%
11 Allowance for credit losses to
     total nonaccrual assets              343.43    315.11     206.01
12 Annualized ratio of net credit
     losses to average total loan
     outstandings for the quarter ended     0.50      0.51       0.62
--------------------------------------------------------------------------------

/a/During the fourth quarter of 1996, BAC changed the past due period by which residential real estate loans and consumer loans that are collateralized by junior mortgages on residential real estate are considered nonaccrual. The maximum period that loans can be past due before being placed on nonaccrual status was reduced from 180 days to 90 days. As a result of this change, nonaccrual loans increased by $144 million, while loans past due 90 days or more and still accruing interest decreased by the same amount.
/b/Includes consumer loans of $189 million, $187 million, and $336 million at March 31, 1997, December 31, 1996, and March 31, 1996, respectively.


================================================================================

                                    TABLE 11
                 ANALYSIS OF CHANGE IN NONACCRUAL ASSETS

                                                                         First
                                                                       Quarter
   (in millions)                                                          1997
                                                                       -------

 1 Balance, beginning of period                                         $1,118

   Additions:
 2    Loans placed on nonaccrual status                                    108

   Deductions:
 3    Sales                                                                 (3)
 4    Restored to accrual status                                           (75)
 5    Foreclosures                                                          (8)
 6    Charge-offs                                                          (10)
 7    Other, primarily payments                                           (100)
                                                                        ------
 8   Balance, end of period                                             $1,030
                                                                        ======

                 BANKAMERICA CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS

                                    TABLE 12
                         NET CREDIT LOSSES (RECOVERIES)

                                           First    Fourth      First
                                         Quarter   Quarter    Quarter
   (in millions)                            1997      1996       1996
                                         -------   -------    -------

   Domestic consumer:
 1   Residential first mortgages            $  7      $  7       $ 11
 2   Residential junior mortgages              9        12         16
 3   Other installment                        59        64         42
 4   Credit card                             115       104        103
 5   Other individual lines of credit         19        17         16
 6   Other                                     4         4          3
   Domestic commercial:
 7   Commercial and industrial                 -         -         12
 8   Loans secured by real estate             (1)       (3)         8
 9   Construction and development
       loans secured by real estate           (2)        1         20
10   Financial institutions, lease
       financing, loans for
       purchasing or carrying
       securities, and agricultural           (2)        1         20
                                            ----      ----       ----
11       Total domestic                      208       207        251
12 Foreign                                    (4)        -        (12)
                                            ----      ----       ----

13         Total Net Credit Losses          $204      $207       $239
                                            ====      ====       ====

================================================================================

                                    TABLE 13
             DOMESTIC CONSUMER LOAN DELINQUENCY INFORMATION/a/

                                        March 31   Dec. 31   March 31
 (dollar amounts in millions)               1997      1996       1996
                                        --------  --------   --------
   Delinquent consumer loans:
 1   Residential first mortgages            $463      $477       $609
 2   Residential junior mortgages             61        62         82
 3   Credit card                             216       206        199
 4   Other                                   122       129         94
                                            ----      ----       ----
 5     Total delinquent consumer loans      $862      $874       $984
                                            ====      ====       ====

   Delinquent consumer loan ratios/b/:
 6   Residential first mortgages            1.29%     1.27%      1.61%
 7   Residential junior mortgages           0.41      0.42       0.59
 8   Credit Card                            2.58      2.36       2.23
 9   Other                                  0.60      0.67       0.56
10     Total delinquent consumer
         loan ratio                         1.09%     1.09%      1.27%
                                            ====      ====       ====
--------------------------------------------------------------------------------

/a/60 days or more past due.
/b/Ratios represent delinquency balances expressed as a percentage of total loans for that loan category.

                BANKAMERICA CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS

                                           First    Fourth      First
                                         Quarter   Quarter    Quarter
   (in millions)                            1997      1996       1996
                                         -------   -------    -------

   INTEREST INCOME
 1 Loans, including fees                  $3,423    $3,388     $3,297
 2 Interest-bearing deposits in banks         99       145        117
 3 Federal funds sold                          8         7          6
 4 Securities purchased under
      resale agreements                      155       144        155
 5 Trading account assets                    269       270        216
 6 Available-for-sale and held-to-
      maturity securities                    286       284        298
                                          ------    ------     ------
 7      TOTAL INTEREST INCOME              4,240     4,238      4,089

   INTEREST EXPENSE
 8 Deposits                                1,366     1,406      1,314
 9 Federal funds purchased                    13        20         22
10 Securities sold under repurchase
      agreements                             149       155        163
11 Other short-term borrowings               275       254        178
12 Long-term debt                            263       273        266
                                          ------    ------     ------
13      TOTAL INTEREST EXPENSE             2,066     2,108      1,943
                                          ------    ------     ------
14      NET INTEREST INCOME                2,174     2,130      2,146
15 Provision for credit losses               220       220        180
                                          ------    ------     ------
16      NET INTEREST INCOME AFTER
          PROVISION FOR CREDIT LOSSES      1,954     1,910      1,966

   NONINTEREST INCOME
17 Deposit account fees                      360       364        344
18 Credit card fees                           87        94         79
19 Trust fees                                 57        57         63
20 Other fees and commissions                375       370        320
21 Trading income                            188       134        165
22 Private equity investment activities       99       108        110
23 Net gain on sales of loans                 59        20         26
24 Net gain on available-for-sale
      securities                              20        20         30
25 Gain on issuance of
      subsidiary's stock                       -       147          -
26 Other income                              140       185        137
                                          ------    ------     ------
27      TOTAL NONINTEREST INCOME           1,385     1,499      1,274

   NONINTEREST EXPENSE
28 Salaries                                  839       834        821
29 Employee benefits                         189       167        202
30 Occupancy                                 186       193        190
31 Equipment                                 182       184        163
32 Communications                             93        92         92
33 Amortization of intangibles                91        92         95
34 Professional services                      75        95         81
35 Restructuring charges                       -       280          -
36 Other expense                             378       313        369
                                          ------    ------     ------
37      TOTAL NONINTEREST EXPENSE          2,033     2,250      2,013
                                          ------    ------     ------
38      INCOME BEFORE INCOME TAXES         1,306     1,159      1,227
39 Provision for income taxes                526       412        507
                                          ------    ------     ------

40           NET INCOME                   $  780    $  747     $  720
                                          ======    ======     ======


                  BANKAMERICA CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET

                                        March 31   Dec. 31   March 31
   (in millions)                            1997      1996       1996
                                        --------  --------   --------

    ASSETS
 1  Cash and due from banks             $ 13,561  $ 16,223   $ 12,870
 2  Interest-bearing deposits in banks     6,390     5,708      5,585
 3  Federal funds sold                       153       134        143
 4  Securities purchased under resale
      agreements                           7,730     7,275      6,198
 5  Trading account assets                12,931    12,205     11,215
 6  Available-for-sale securities         11,532    12,113     11,287
 7  Held-to-maturity securities            3,972     4,138      4,523

 8  Loans                                167,338   165,415    156,155
 9  Less: Allowance for credit losses      3,538     3,523      3,496
                                        --------  --------   --------
10    Net loans                          163,800   161,892    152,659
11  Customers' acceptance liability        3,229     2,861      2,761
12  Accrued interest receivable            1,441     1,441      1,469
13  Goodwill, net                          3,888     3,938      4,115
14  Identifiable intangibles, net          1,554     1,616      1,753
15  Unrealized gains on off-balance-
      sheet instruments                    7,813     7,682      7,551
16  Premises and equipment, net            3,985     3,987      4,010
17  Other assets                           7,925     9,540      8,104
                                        --------  --------   --------

18     TOTAL ASSETS                     $249,904  $250,753   $234,243
                                        ========  ========   ========

    LIABILITIES & STOCKHOLDERS' EQUITY
    Deposits in domestic offices:
19    Interest-bearing                  $ 84,071  $ 84,133   $ 84,314
20    Noninterest-bearing                 39,561    39,694     34,570
    Deposits in foreign offices:
21    Interest-bearing                    43,854    42,732     40,127
22    Noninterest-bearing                  1,513     1,456      1,506
                                        --------  --------   --------
23     Total deposits                    168,999   168,015    160,517
24  Federal funds purchased                  730     2,176      2,125
25  Securities sold under repurchase
      agreements                           7,124     7,644      7,640
26  Other short-term borrowings           18,883    17,566     11,523
27  Acceptances outstanding                3,229     2,861      2,761
28  Accrued interest payable                 921       879        842
29  Unrealized losses on off-balance-
      sheet instruments                    7,473     7,633      7,719
30  Other liabilities                      5,850     6,004      5,875
31  Long-term debt                        14,725    15,785     15,074
                                        --------  --------   --------
32     TOTAL LIABILITIES                 227,934   228,563    214,076

33 Corporation obligated mandatorily
   redeemable preferred securities
   of subsidiary trusts holding
   solely junior  subordinated
   deferrable interest
   debentures of the corporation
   (trust preferred securities)            1,873     1,477          -

    STOCKHOLDERS' EQUITY
34  Preferred stock                        1,596     2,242      2,423
35  Common stock                             605       605        604
36  Additional paid-in capital             8,473     8,467      8,384
37  Retained earnings                     12,029    11,500     10,067
38  Net unrealized gain (loss) on
      available-for-sale securities
      and servicing assets                   (90)       32        (56)
39  Common stock in treasury, at cost     (2,516)   (2,133)    (1,255)
                                        --------  --------   --------
40     TOTAL STOCKHOLDERS' EQUITY         20,097    20,713     20,167
                                        --------  --------   --------

41       TOTAL LIABILITIES AND
           STOCKHOLDERS' EQUITY         $249,904  $250,753   $234,243
                                        ========  ========   ========